LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

The Board of Directors of Lazard Retirement Series, Inc. (the “Fund”) has approved the termination of Lazard Retirement Global Equity Income Portfolio, a series of the Fund.

March 3, 2009